UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
 The Securities Exchange Act of 1934
July 26, 2016
 Date of Report (Date of earliest event reported)
REPUBLIC FIRST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-17007	23-2486815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

50 South 16th Street, Philadelphia, Pennsylvania		19102
(Address of principal executive offices)		(Zip Code)

(215) 735-4422 Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4 (c))

Explanatory Note
On July 28, 2016, Republic Bank (the "Bank"), a wholly owned subsidiary of Republic First Bancorp, Inc. (the "Company"), acquired all of the issued and outstanding limited liability interests of Oak Mortgage Company LLC ("Oak Mortgage") pursuant to a Limited Liability Company Interest Purchase Agreement (the "Purchase Agreement"), dated July 26, 2016.  On August 1, 2016, the Company filed a Current Report on Form 8‑K to report completion of the acquisition and indicating that the financial statements required under Item 9.01(a) of Form 8‑K would be filed within 71 days after the date on which the Current Report on Form 8‑K was required to be filed.  This Amendment No. 1 to Current Report on Form 8‑K contains the required financial statements.
Item 9.01                          Financial Statements and Exhibits.

(a)            Financial statements of businesses acquired.
       The financial statements required by Item 9.01(a) of Form 8‑K are attached as Exhibits 99.1 and 99.2 to this Amendment No. 1 to Current Report on Form 8‑K.
(b)           Pro forma financial information.
       The pro forma financial information required by Item 9.01(b) of Form 8‑K are attached as Exhibits 99.3 and 99.4 of this Amendment No. 1 to Current Report on Form 8‑K.
(c)            Not applicable.
(d)            Exhibits:
2.1
Limited Liability Company Interest Purchase Agreement dated July 26, 2016, by and among Republic First Bank d/b/a Republic Bank, and Owners of Oak Mortgage Company LLC (incorporated by reference to the Company's Current Report on Form 8‑K filed on August 1, 2016).

23.1	Consent of Oak Mortgage independent auditors.

99.1	Audited financial statements for Oak Mortgage as of and for the years ended December 31, 2015 and 2014.

99.2	Unaudited financial statements for Oak Mortgage as of and for the six months ended June 30, 2016 and 2015.

99.3
Unaudited pro forma condensed consolidated balance sheet as of June 30, 2016 and unaudited pro forma condensed consolidated income statements for the six months ended June 30, 2016 and the year ended December 31, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC FIRST BANCORP, INC.

Dated: October 7, 2016
By: /s/ Frank A. Cavallaro
Frank A. Cavallaro
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Description

23.1	Consent of Oak Mortgage independent auditors.

99.1	Audited financial statements for Oak Mortgage as of and for the years ended December 31, 2015 and 2014.

99.2	Unaudited financial statements for Oak Mortgage as of and for the six months ended, June 30, 2016 and 2015.

99.3
Unaudited pro forma condensed consolidated balance sheet as of June 30, 2016 and unaudited pro forma condensed consolidated income statements for the six months ended June 30, 2016 and the year ended December 31, 2015.